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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): DECEMBER 20, 2002




                                  NEWCOR, INC.
             (Exact name of registrant as specified in its charter)


           DELAWARE                    1-5985                   38-0865770
        (State or other           (Commission File            (I.R.S. Employer
        jurisdiction of                Number)                 Identification
         organization)                                             Number)


         4850 COOLIDGE HWY., STE 100
             ROYAL OAK, MICHIGAN                                 48073
  (Address of principal executive offices)                     (Zip Code)



       Registrant's telephone number, including area code: (248) 435-4269


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ITEM 4.           CHANGES IN REGISTRANTS' CERTIFYING ACCOUNTANT.

                  On December 20, 2002, Newcor, Inc. (the "Registrant") received and accepted the resignation of PricewaterhouseCoopers LLP ("PWC") as the Registrant's independent accountants. The Registrant intends to appoint a new independent accountant as soon as is practicable. The Registrant will also authorize PWC to fully respond to any inquires of the Registrant's successor independent accountants concerning its prior audits.

                  The report of PWC on the consolidated financial statements of the Registrant as of and for the year ended December 31, 2000 did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. The report of PWC on the consolidated financial statements of the Registrant as of December 31, 2001 and for the year then ended noted that the Registrant had filed a voluntary petition for reorganization under Chapter 11 of the United States Bankruptcy Code, thereby raising substantial doubt about the Registrant's ability to continue as a going concern, and noted that the accompanying consolidated financial statements did not include any adjustments that might result from the outcome of the Registrant's petition for reorganization.

                  During the two-year period ended December 31, 2001 and through December 20, 2002, there was no disagreement between the Registrant and PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement if not resolved to the satisfaction of PWC, would have caused it to make references to the subject matter of such disagreement in connection with its report.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  (a)  Financial Statements of Business Acquired

                       Not applicable.

                  (b)  Pro Form Financial Information

                       Not applicable.

                  (c)  Exhibits

                       Exhibit 16: Letter from PricewaterhouseCoopers LLP dated December 30, 2002 to the Securities and Exchange Commission regarding Item 4 disclosure contained herein.



                                      * * *




                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 30, 2002

                                  NEWCOR, INC.



                                  By  /s/ James J. Connor
                                    --------------------------------------------
                                      James J. Connor
                                      President and co-Chief Executive Officer
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Exhibit Index

Exhibit No.       Exhibit

16                Letter from PricewaterhouseCoopers dated December 30, 2002 to the Securities and Exchange Commission regarding the Item 4 disclosure contained in Registrant's Current Report on Form 8-K, dated December 30, 2002.